Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-89826, 333-08943, 333-08945,
333-23751, and 333-58257) of ITI Technologies, Inc. of our report dated June 28, 1999 relating to the financial statements of the Interactive Technologies, Inc. 401(k) Investment Plan, which appears in this Form 11-K.

                                       /s/ PricewaterhouseCoopers LLP
                                   ---------------------------------------------
                                   PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
June 30, 1999